UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2016 (November 18, 2016)

JP Energy Partners LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36647	27-2504700
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 East Las Colinas Blvd, Suite 2000

Irving, Texas 75039

 (Address of principal executive office) (Zip Code)

(972) 444-0300

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2016, JP Energy Partners LP (“JPE”) and certain of its subsidiaries entered into Amendment No. 6 to Credit Agreement (the “Amendment”) with certain lenders and Bank of America, N.A., as administrative agent. The Amendment amends that certain Credit Agreement, dated as of February 12, 2014, by and among JPE, as borrower, certain of its subsidiaries, as guarantors, the Administrative Agent and certain lenders named therein (as amended, the “Credit Agreement”).

The Amendment amends the Credit Agreement to permit the replacement of JPE’s general partner, JP Energy GP II LLC, with Argo Merger GP Sub, LLC, in connection with the Agreement and Plan of Merger, dated as of October 23, 2016, by and among American Midstream Partners, LP, American Midstream GP, LLC, JPE, JP Energy GP II LLC, Argo Merger Sub, LLC, and Argo Merger GP Sub, LLC. In addition, the Amendment provides that the failure to prepay the outstanding loans under the Credit Agreement with the proceeds from any senior unsecured notes offering issued or guaranteed by American Midstream Partners, LP or any of its subsidiaries is an event of default.

The description of the Amendment in this Form 8-K is a summary and is qualified in its entirety by the terms of the Amendment. A copy of the Amendment is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

The Amendment is being filed herewith solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about JPE or any of its subsidiaries or affiliates. The representations, warranties and covenants contained in the Amendment are made solely for purposes of that agreement and are made as of specific dates; are solely for the benefit of the parties thereto; may be made for the purpose of allocating contractual risk between the parties instead of establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of JPE or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amendment, which subsequent information may or may not be fully reflected in public disclosures

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1

Amendment No. 6 to Credit Agreement, dated as of November 18, 2016, by and among JP Energy Partners LP, the subsidiary guarantors party thereto, certain lenders and Bank of America, N.A. as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JP Energy Partners LP

	By:	JP Energy GP II LLC, its general partner

Date: November 21, 2016	By:	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1

Amendment No. 6 to Credit Agreement, dated as of November 18, 2016, by and among JP Energy Partners LP, the subsidiary guarantors party thereto, certain lenders and Bank of America, N.A. as administrative agent.